SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 12, 2005

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                                TRACKPOWER, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


             WYOMING                      000-28506               13-3411167
 -------------------------------   ------------------------   ----------------
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
 incorporation or organization)                              identification no.)


        67 WALL STREET, SUITE 2211
            NEW YORK, NEW YORK                                        10005
 ----------------------------------------                          ----------
 (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (212) 804-5704


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
--------------------------------------------------------------------------------

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 14, 2005, TrackPower, Inc. (the "Registrant" or the Company) entered into an Asset Purchase Agreement (the "Agreement") with Asolare II, LLC, a New York Limited Liability Company, ("Asolare") whereby the Company purchased substantially all of the assets of Tioga Downs Racetrack ("Tioga Downs") located in the Town of Nichols, County of Tioga, New York for the purchase price $3 million paid through the issuance of the Company's Series A Cumulative Preferred Stock (the "Preferred Stock").

Two members of the Board of Directors, Messrs. Simmonds and Adelberg, are members of Asolare, and therefore pursuant to the Wyoming Business Corporation Act, could not vote as a member of the Company's Board of Directors when the Board considered the purchase of Tioga Downs by the Company. The two remaining disinterested directors, Messrs. Tracy and Ahearn, engaged Growthink Securities Inc. to provide the Board of Directors a fairness opinion, prior to the Board's consideration of this purchase of Tioga Downs, that the consideration paid by the Company to Asolare was fair from a financial point of view. After due consideration, on October 14, 2005, the two disinterested members of the Board of Directors voted to authorize the management of the Company to consummate the proposed purchase of Tioga Downs from Asolare.

Under the Wyoming Business Corporation Act, the Board of Directors is not required to seek shareholder approval of the Tioga Downs purchase. Previously, the Company announced that it intended to seek approval from its shareholders at the next Annual Meeting of Shareholders that was anticipated to be held in late 2005. However, due to the urgent need for the Company to consummate the anticipated transaction with Nevada Gold & Casinos Inc., (previously reported in the Company's Current Report on Form 8-K dated August 24, 2005 and September 9,
2005), the Board of Directors decided to dispense with the approval by shareholders of the Tioga Downs purchase.

Tioga Downs was previously contributed to Tioga Downs Racetrack, LLC an entity in which the Company is a 50% member. The other 50% member is Southern Tier Acquisitions, LLC an entity solely owned by Jeffery Gural. The Company and Mr. Gural have announced their intention to contribute their interests in Tioga Downs to a new entity called American Racing and Entertainment, LLC in which Nevada Gold & Casinos, Inc., Mr. Gural and the Company would hold a 50%, 25% and 25% membership interest in, respectively. The Company's ability to participate in these transactions was contingent upon the quick approval of the Agreement and the purchase of Tioga Downs by the Company.

Pursuant to the Agreement, the material terms of the Preferred Stock are as follows:

       Designation:                Series A 8% Convertible Cumulative Preferred
                                   Stock
       Amount:                     $3 million,
       Number of Shares:           1,000
       Initial Value:              $3,000/share

       Term:                       5 years
       Dividends:                  8% of Initial Value payable  semi-annually
                                   in cash, cumulative
       Redemption:                 Redeemable  at anytime for Initial  Value,
                                   plus accrued and unpaid dividends.
       Voting Rights:              None
       Seniority:                  Senior to all previously issued and future
                                   securities
       Liquidation Preference  :   Upon occurrence of a liquidation,
                                   dissolution, or winding up of the Company,
                                   whether voluntary or
                                   involuntary, 125% of Initial Value.
       Conversion:                 $.03 conversion rate, (i.e. 1 share of
                                   Preferred Stock with an Initial Value of
                                   $3,000 will convert into 100,000 shares of
                                   the Company's Common Stock).
       Anti-Dilution Protectionor
       Price Protection:           None


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

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 12, 2005, the Company's Board of Directors filled a vacancy on the Board of Directors by electing James F. Ahearn as a director of the Company to serve until the next Annual Meeting of Shareholders. With Mr. Ahearn's election to the Board of Directors, the Board is now comprised of four directors, the other three directors being John G. Simmonds (Chairman of the Board), Kenneth J. Adelberg and Edward M. Tracy (President and Chief Executive Officer of the Company).

Mr. Ahearn is a veteran of over twenty five years with the Federal Bureau of Investigation, the last 17 years of which were in top executive capacities heading various field divisions throughout the United States. While serving in these positions he performed many international liaison duties, interfacing with leading figures of foreign governments. He was the recipient of numerous commendations and awards during his tenure, including selection by the agency's Director as "Distinguished Executive of the Year" in 1992.

Following early retirement from the Bureau in 1994 Mr. Ahearn entered the private sector by accepting a position as Chief Operating Officer for Capital Gaming, Inc. He was called upon to completely re-vamp a newly acquired subsidiary specializing in Indian gaming, while at the same time overseeing the construction of several casinos on tribal lands located in various parts of the Western United States. After successfully completing the construction phase, Mr. Ahearn supervised the daily operations of all the properties.

After five years of leading the subsidiary, Mr. Ahearn left to form a management consulting firm, Corporate Integrity Services, Inc. in Scottsdale, Arizona which performed a variety of services for the business community, particularly in gaming and related matters. He led teams of consultants in conducting operational reviews of casinos, and other enterprises, evaluating effectiveness of internal control policies and procedures. In addition, the company was called upon to conduct reviews of security operations for large utility companies, high-end resorts and select individual clients.

In 2003, Mr. Ahearn, together with four partners, established Worldwide Hospitality Management and Marketing, Inc., (a private entity) whose aim is to take advantage of the newly acquired disposable wealth of the emerging Chinese upper middle class. Working with Chinese joint venture partners the company plans to build a series of fine dining clubs throughout China, and beyond, with the extra added attraction of Las Vegas style entertainment present in each venue. Mr. Ahearn is currently Chairman and Chief Executive Officer of the company.


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

Mr. Ahearn is a graduate of St. John's University, Queens, N.Y. with a degree in Management/Marketing. He is also a graduate of the University of Nevada, Reno, Institute for the Study of Gambling and Commercial Gaming, a Masters level program in gaming and hospitality issues. In 1992 he graduated from the National Executive Institute, Washington, D.C., and has completed Dr. W. Edwards Deming's course "How to Manage Successfully Today and Tomorrow".

In addition to currently serving as Chairman of Worldwide Hospitality Management and Marketing, Inc. Mr. Ahearn is a past Chairman of the FBI Citizens Academy Foundation.


FORWARD-LOOKING STATEMENTS


Certain information included in this Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Statements that include the words "may," "could," "should," "would," "believe," "expect," "anticipate," "estimate," "intend," "plan," or other words or expressions of similar meaning, may identify forward-looking statements. We have based these forward-looking statements on our current expectations about future events. Although we believe that the assumptions underlying these forward-looking statements are reasonable, any or all of the forward-looking statements in this report may prove to be incorrect. This may occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. Consequently, actual events and results may differ materially from those that might be anticipated from forward-looking statements. In light of these and other uncertainties, you should not regard the inclusion of a forward-looking statement in this report or other public communications that we might make as a representation by us that our plans and objectives will be achieved, and you should not place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any further disclosures made on related subjects in the Company's subsequent reports filed with the Securities and Exchange Commission should be consulted.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (d)      Exhibits

            Exhibit No.       Description
            -----------       -----------
            10.1              Asset Purchase Agreement between the Registrant
                              and Asolare II, LLC dated October 14, 2005.

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


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Trackpower, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 18, 2005

                                         TRACKPOWER, INC.

                                         By: /s/ Gary N. Hokkanen
                                         ---------------------------------------
                                         Name:  Gary N. Hokkanen
                                         Title:  Chief Financial Officer


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


                              INDEX OF EXHIBITS

            Exhibit No.       Description
            -----------       -----------
            10.1              Asset Purchase Agreement between the Registrant
                              and Asolare II, LLC dated October 14, 2005.


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